UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2018

MOBILESMITH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32634	95-4439334
(Commission File Number)	(IRS Employer Identification No.)

5400 Trinity Road, Suite 208 Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(855) 516-2413
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 5, 2018, Mobilesmith, Inc. (the “Company”), entered into the Tenth Amendment (the “Tenth Amendment”) to Convertible Secured Subordinated Note Purchase Agreement dated November 14, 2007 (the "2007 Note Purchase Agreement”), the Eighth Amendment to the Convertible Secured Subordinated Promissory Notes (the “2007 Notes”) issued by the Company under the 2007 Note Purchase Agreement and Seventh Amendment to Registration Rights Agreement, with the holders of a majority of the aggregate outstanding principal amount of the 2007 Notes. The Tenth Amendment extends the maturity date of the outstanding 2007 Notes from November 14, 2018 to November 14, 2020, and amends the 2007 Note Purchase Agreement and the Registration Rights Agreement, dated November 14, 2007, to reflect this extension.

In addition, on June 5, 2018 the Company entered into the Second Amendment (the “Second Amendment”) to Convertible Subordinated Note Purchase Agreement dated December 11, 2014, (the “2014 Note Purchase Agreement”) and the Second Amendment to the Convertible Secured Subordinated Promissory Notes (the “2014 Notes”) issued by the Company under the 2014 Note Purchase Agreement with the holders of a majority of the aggregate outstanding principal amount of the 2014 Notes. The Second Amendment extends the maturity date of the outstanding 2014 Notes from November 14, 2018 to November 14, 2020, and amends the 2014 Note Purchase Agreement to reflect this extension.

Except as so amended, all of the terms relating to the outstanding 2007 Notes and the 2014 Notes continue in full force and effect. The Company is entitled to utilize the amounts available for future borrowing under each of the 2007 Note Purchase Agreement and the 2014 Note Purchase Agreement through November 14, 2020.

On June 8, 2018, the Company entered into Second Amendment (the “Second Amendment”) to Loan and Security Agreement with Comerica Bank dated June 9, 2014, (the “2014 Comerica LSA"”). The Second Amendment extends the maturity date of the outstanding loan under the 2014 Comerica LSA from June 6, 2018 to June 9, 2020.

Except as so amended, all of the terms relating to the outstanding 2014 Comerica LSA remain unchanged.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 hereof is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

10.1   Tenth Amendment to Convertible Secured Subordinated Note Purchase Agreement, Eighth Amendment to Convertible Secured Subordinated Promissory Notes and Seventh Amendment to Registration Rights Agreement, dated June 5,2018 , by and among MobileSmith, Inc., Grasford Investments LTD. and Union Bancaire Privee ("UBP").

10.2   Second Amendment to Convertible Subordinated Note Purchase Agreement and Second Amendment to Convertible Subordinated Promissory Notes, dated June 5, 2018, by and among MobileSmith, Inc., and UBP.

10.3  Second Amendment to Loan and Security Agreement by and among MobileSmith, Inc., and Comerica Bank dated June 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2018	By:	/s/ Gleb Mikhailov
	Name:	Gleb Mikhailov
	Title:	Chief Financial Officer